UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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EQT Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 19, 20 I 7 EQT CORPORATION Date: April 19, 2017 Time:8:00 AM EDT 625 Liberty Avenue You are receiving this communication because you shares in the above named company. This is not a ballot. You cannot use this notice to hold Return Address L ne 2 vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -LJ"J - ANY CITY, ON A1A 1A1 a-1 "r-"-N- 0"" 0 0 0 Broadridge Internal Use Only Job# Envelope # Sequence # #of# Sequence# See the reverse side of this notice to obtain proxy materials and voting instructions. LOGO Return Address L ne 1 Return Address L ne 3 51 11ERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2.... Investor Address Line 3 .... .... 0 Investor Address Line 4 r.n N "T'' Investor Address Line 5 John Sample N 1234 ANYWHERE STREET Ill lllllulllllllllllulllulllu11111111111111111111111 BROKER HERE Meeting Information Meeting Type: Annual Meeting For holders as of: February 08, 2017 Location: EQT Plaza Pittsburgh, PA 15222 B A R c 0 D E

- Before You Vote - How to Access the Proxy Materials - How To Vote-Please Choose One of the Following Voting Methods LJ"J - a:: N a-1 "r-"-N 0"" 0 0 0 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow -+ I xxxx xxxx xxxx xxxx I available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only Have the information that is printed in the box marked by the arrow -+ I xxxx xxxx xxxx xxxx I(located on the 3) BY E-MAIL*:sendmaterial@proxyvote.com by the arrow-+I xxxx xxxx xxxx xxxxl(located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: I. Form I 0-K2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote.com 2) BYTELEPHONE:1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 04, 20 17 to facilitate timely delivery.

I I Voting items The Board of Directors recommends you vote FOR the following proposal(s): The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees Vicky A. Bailey 2 Approval of a Non-Binding Resolution Regarding the Compensation of the Company's Named Executive Officers for 2016 (Say-On-Pay) 1A 1B Philip G. Behrman, PhD The Board of Directors recommends you vote 1 YEAR on the following proposal: 1C Kenneth M. Burke 1D A. Bray Cary, Jr. 3 Non-Binding Recommendation on the Frequency with Which the Company Should Hold an Advisory Vote on Executive Compensation 1E Margaret K. Dorman The Board of Directors recommends you vote FOR the following proposal(s): 1F David L. Porges 4 Ratification of Appointment of 1G James E. Rohr Independent Registered Public Accounting Firm 1H Steven T. Schlotterbeck • -LJ"J 1I Stephen A. Thorington - 1J Lee T. Todd, Jr. PhD M a-1 1K Christine J. Toretti Mr--N- M 0 0 0 0 Cusip Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Job# Envelope # Sequence # # of # Sequence # -7 1 oooo oooo oooo oooo 1 I B A R c 0 D E

I I Reserved for Broadridge Internal Control Information Voting items Continued NOTE: The proxies will vote on such other business as may thereof. properly come before the meeting or any adjournment I I Voting Instructions LJ"J - a:: :I "r-"-N "g" 0 Envelope # THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job# Sequence # # of # Sequence # THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

February 27, 2017 To: Participants in the EQT Corporation Employee Savings Plan (401(k) Plan) Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 19, 2017. Included is a Direction Card explaining the ways you may submit your voting instructions for the vested and unvested shares ofEQT Corporation common stock held in your 401(k) Plan account. The shares ofEQT Corporation common stock in which you hold an interest in the 401(k) Plan are to be voted by Fidelity Management Trust Company, the Plan Trustee, in accordance with your instructions. Please note that if your instructions are not received by Sunday, April9, 2017, the Plan Trustee will vote such uninstructed shares in accordance with the terms of the 40l(k) Plan. Please submit your voting instructions as soon as possible. Thank you. FIDELITY MANAGEMENT TRUST COMPANY Boston, Massachusetts 021YYB

ECJ,T I IMPORTANT ANNUAL MEETING INFORMATION I Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your Direction Card, you may choose one of the voting methods outiined below to vote your Direction Card. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Direction Cards submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 9, 2017. Vote by Internet • Go to www.investorvote.com/EQT or scan the QR code with your smartphone • Follow the steps outiined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. _....) (...._ Annual Meeting Direction Card T IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T r.J Proposals -The Board of Directors recommends a vote FOR all nominees listed, FOR proposals 2 and 4, and FOR "1 Year" on proposal3. 1. ELECTION OF DIRECTORS: Tenn Expiring in 2018 + Nominees: For 0 0 0 0 0 0 0 D 0 D D Against 0 0 0 0 0 0 0 D 0 D D Abstain 0 0 0 0 0 0 0 D 0 D D For Against Abstain DOD 2. Approval of a Non-Binding Resolution Regarding the Compensation of the Company's Named Executive Officers for 2016 (Say-on-Pay) 1.1 -Vicky A. Bailey 1.2-Philip G. Behrman, Ph.D. 1 Year 2 Years 3 Years Abstain 3. Non-Binding Recommendation on the Frequency with D Which the Company Should Hold an Advisory Vote on Executive Compensation D D0 1.3-Kenneth M. Burke 1.4-A. Bray Cary, Jr. For Against Abstain DOD 4. Ratification of Appointment of Independent Registered Public Accounting Firm 1.5-Margaret K. Dorman 1.6-David L. Porges 0 If you plan to attend the annual meeting on April19, 2017, you must obtain an admission ticket by checking the box to the side and returning this Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: EQT Plaza, 625 Liberty Avenue, Suite 1700, Pittsburgh, PA 15222. Please see the proxy statement for annual meeting attendance requirements. The Trustee of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. 1.7-James E. Rohr 1.8 -Steven T. Schlotterbeck 1.9 - Stephen A. Thorington Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A-C ON BOTH SIDES OF THIS CARD. 1.10-Lee T. Todd, Jr., Ph.D. 1.11-ChristineJ. Toretti • + 1UPX 021SOC

EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, APRIL 19,2017 8:00A.M. EQTPLAZA 625 Liberty Avenue Pittsburgh, PA 15222 YOUR VOTE IS IMPORTANT! You may vote by Internet, telephone or mail. See the instructions on the other side of this Direction Card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders. The 2016 Form 10-K, 2017 Proxy Statement and form of this Direction Card are available at: www.edocumentview.com/EQT T IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T EQT CORPORATION + 625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222 DIRECTION CARD You are hereby requested to direct the Trustee to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT CorporaUon (the Company) common stock held in your account in the Company's Employee Savings Plan (Plan) at the Annual MeeUng of Shareholders of the Company to be held on April19, 2017 at 8:00a.m. Eastern Time, at EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania, and at any adjournment of such meeting. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card when properly executed will be voted in the manner directed herein. If you fail to provide voting instructions, by completing, signing and returning this card, your shares will be voted by the Trustee of the Plan in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions. The Trustee of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. 1]1 Non-Voting Items f. ha-n-ge_o_f_A-dd-re_s_s---P-Ie-as_e_p-rin-t-ne_w_a-dd-re-ss_b_e-low_. _.l fommo""-"'"' priot ""' rommoom bolow Bl Authorized Signatures -This section must be completed for your vote to be counted. -Date and Sign Below Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS DIRECTION CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. Date (mm/dd/yyyy)-Please print date below. Signature 1 -Please keep signature within the box. ----------Signature 2-Please keep signature within the box. ----------; ; II • + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A·C ON THE REVERSE OF THIS CARD.

ECJ,T February 27, 2017 To: EQT Corporation Holders of Restricted Shares Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 19, 2017. Included is a Direction Card explaining the ways you may submit your voting instructions for the restricted shares of EQT Corporation common stock held in your Long-Term Incentive Plan account. The shares of EQT Corporation common stock that you hold in EQT Corporation's Long-Term Incentive Plans will be voted by the Plan Administrator in accordance with your instructions. Please note that if your instructions are not received by Sunday, April Administrator will not vote such uninstructed shares. 9, 2017, the Plan Please submit your voting instructions as soon as possible. Thank you. EQT Corporation Pittsburgh, Pennsylvania 021YZA

ECJ,T I IMPORTANT ANNUAL MEETING INFORMATION I Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your Direction Card, you may choose one of the voting methods outiined below to vote your Direction Card. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Direction Cards submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 9, 2017. Vote by Internet • Go to www.investorvote.com/EQT or scan the QR code with your smartphone • Follow the steps outiined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. _....) (...._ Annual Meeting Direction Card T IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T r.J Proposals -The Board of Directors recommends a vote FOR all nominees listed, FOR proposals 2 and 4, and FOR "1 Year" on proposal3. 1. ELECTION OF DIRECTORS: Tenn Expiring in 2018 + Nominees: For 0 0 0 0 0 0 0 D 0 D D Against 0 0 0 0 0 0 0 D 0 D D Abstain 0 0 0 0 0 0 0 D 0 D D For Against Abstain DOD 2. Approval of a Non-Binding Resolution Regarding the Compensation of the Company's Named Executive Officers for 2016 (Say-on-Pay) 1.1 -Vicky A. Bailey 1.2-Philip G. Behrman, Ph.D. 1 Year 2 Years 3 Years Abstain 3. Non-Binding Recommendation on the Frequency with D Which the Company Should Hold an Advisory Vote on Executive Compensation D D0 1.3-Kenneth M. Burke 1.4-A. Bray Cary, Jr. For Against Abstain DOD 4. Ratification of Appointment of Independent Registered Public Accounting Firm 1.5-Margaret K. Dorman 1.6-David L. Porges 0 If you plan to attend the annual meeting on April19, 2017, you must obtain an admission ticket by checking the box to the side and returning this Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: EQT Plaza, 625 Liberty Avenue, Suite 1700, Pittsburgh, PA 15222. Please see the proxy statement for annual meeting attendance requirements. The Plan Administrator, or its designee, is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. 1.7-James E. Rohr 1.8 -Steven T. Schlotterbeck 1.9 - Stephen A. Thorington Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A-C ON BOTH SIDES OF THIS CARD. 1.10-Lee T. Todd, Jr., Ph.D. 1.11-ChristineJ. Toretti • + 1UPX 021RZC

EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, APRIL 19,2017 8:00A.M. EQTPLAZA 625 Liberty Avenue Pittsburgh, PA 15222 YOUR VOTE IS IMPORTANT! You may vote by Internet, telephone or mail. See the instructions on the other side of this Direction Card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders. The 2016 Form 10-K, 2017 Proxy Statement and form of this Direction Card are available at: www.edocumentview.com/EQT T IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T EQT CORPORATION + 625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222 DIRECTION CARD You are hereby requested to direct the Plan Administrator, or its designee, to vote with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation (the Company) common stock held in your restricted share account in the Company's 2009 Long-Term lncenUve Plan and/or 2014 Long-Term Incentive Plan at the Annual Meeting of Shareholders of the Company to be held on April19, 2017 at 8:00a.m. Eastern Time, at EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania, and at any adjournment of such meeUng. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card when properly executed will be voted in the manner directed herein. If no direction is made, this Direction Card will not be voted. The Plan Administrator or its designee, is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. 1]1 Non-Voting Items f. ha-n-ge_o_f_A-dd-re_s_s---P-Ie-as_e_p-rin-t-ne_w_a-dd-re-ss_b_e-low_. _.l fommo""-"'"' priot ""' rommoom bolow Bl Authorized Signatures -This section must be completed for your vote to be counted. -Date and Sign Below Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer. THIS DIRECTION CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON. Date (mm/dd/yyyy)-Please print date below. Signature 1 -Please keep signature within the box. ----------Signature 2-Please keep signature within the box. ----------; ; II • + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A·C ON THE REVERSE OF THIS CARD.